                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED
                        VITESSE SEMICONDUCTOR CORPORATION
                        1991 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1991 Employee Stock Purchase Plan of Vitesse Semiconductor Corporation.

     1. Purpose  The purpose of the Plan is to provide employees of the Company
        -------
and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions
         -----------

         (a) "Board" shall mean the Board of Directors of the Company.
              -----

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
              ----

         (c) "Common Stock" shall mean the Common Stock, $0.01 par value per
              ------------
share, of the Company.

         (d) "Company" shall mean Vitesse Semiconductor Corporation, a Delaware
              -------
corporation.

         (e) "Compensation" shall mean all base straight time gross earnings
              ------------
including payments for shift premium and commissions and excluding overtime, incentive compensation, incentive payments, bonuses and other compensation.

         (f) "Designated Subsidiaries" shall mean the Subsidiaries which have
              -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (g) "Employee" shall mean any individual who is an employee of the
              --------
Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

         (h) "Enrollment Date" shall mean the first day of each Offering Period.
              ---------------

         (i) "Exercise Date" shall mean the last day of each Purchase Period
              -------------
within each Offering Period.

         (j) "Fair Market Value" shall mean, as of any date, the value of Common
              -----------------
Stock determined as follows:

              (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock on the last market Trading Day prior to the day of such determination) as reported in the Wall Street Journal or such other source as the Board deems reliable;

              (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the last market Trading Day prior to the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

              (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (k) "Offering Period" shall mean a 24-month period with respect to
              ---------------
which the right to purchase Common Stock may be granted under the Plan, as determined pursuant to paragraph 4(a).

         (l) "Participant" means an Employee who is eligible under paragraph 3
              -----------
and who elects to participate in the Plan, as provided in paragraph 5.

         (m) "Plan" shall mean this Employee Stock Purchase Plan.
              ----

         (n) "Purchase Period" means a six-month period during which
              ---------------
contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to paragraph 4.

         (o) "Purchase Price" shall mean the price at which Participants may
              --------------
purchase Common Stock under the Plan, as determined pursuant to paragraph 7(b).

         (p) "Reserves" shall mean the number of shares of Common Stock covered
              --------
by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         (q) "Subsidiary" shall mean a corporation, domestic or foreign, of
              ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         (r) "Trading Day" shall mean a day on which national stock exchanges
              -----------
and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

     3.  Eligibility
         -----------

         (a) Any Employee who has been continuously employed by the Company for at least one (1) month and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offering and Purchase Periods
         -----------------------------

         (a) While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on February 1 and August 1 of each year and terminating twenty-four months later on January 31 and July 31, respectively, before the next Offering Period commences, until the Plan terminates in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and timing of Offering Periods with respect to future offerings without stockholder approval.

         (b) While the Plan is in effect, two Purchase Periods shall commence in each calendar year. The Purchase Periods shall consist of the six-month periods commencing on February 1 and August 1 of each year and terminating on July 31 and January 31, respectively.

         (c) For purposes of calculating the Purchase Price under paragraph 7(b), the applicable Offering Period shall be determined as follows:

                   (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation in the Plan or (C) re-enrollment in a subsequent Offering Period under paragraph (ii) below.

                   (ii) In the event that the Fair Market Value of Stock on the last Trading Day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last Trading Day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

                   (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

     5.  Participation
         -------------

         (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         (b) Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an eligible Employee, withdraws from the Plan under paragraph 10(a) or reaches the end of the Purchase Period in which his or her employee contributions were discontinued under paragraph 6(d). A Participant who withdrew from the Plan under paragraph 10(a) may again become a Participant, if he or she then is an eligible employee, by following the procedure described in paragraph 5(a) above. A Participant whose employee contributions were discontinued automatically under paragraph 6(d) shall automatically resume participation at the beginning of the earliest Purchase Period ending in the next calendar year, if he or she then is an eligible employee.

     6.  Payroll Deductions
         ------------------

         (a) At the time a Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of the Participant's Compensation during said Offering Period.

         (b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

         (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10. A Participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in paragraph 10.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option and Purchase Price
          ----------------------------------

          (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Purchase Period more than a number of shares determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12 hereof. To the extent that the payroll deductions on behalf of an Employee exceed the aggregate Purchase Price, the payroll deductions credited to such Participant's account during the Offering Period may be returned to the Employee or credited to a following Purchase Period. Exercise of the option shall occur as provided in paragraph 8, unless the Participant has withdrawn pursuant to paragraph 10, and such option shall expire on the last day of the Offering Period.

          (b) The Purchase Price for each share of Stock purchased at the close of a Purchase Period shall be the lower of:

               (i) 85% of the Fair Market Value of such share on the last Trading Day in such Purchase Period; or

               (ii) 85% of the Fair Market Value of such share on the last Trading Day before the commencement of the applicable Offering Period (as determined under Section 4(c)).

     8.   Exercise of Option  Unless a Participant withdraws from the Plan as
          ------------------
provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be retained in the Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in paragraph 10. Any other monies left over in a Participant's account after the Exercise Date shall be returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery  As promptly as practicable after each Exercise Date on which
          --------
a purchase of shares occurs, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  Withdrawal; Termination of Employment
          -------------------------------------

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in paragraph 2(h)), the payroll deductions credited to such Participant's account during the Offering Period but not yet used to exercise the option will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such Participant's option will be automatically terminated.

          (c) In the event an Employee fails to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a Participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to such Participant and such Participant's option terminated.

          (d) A Participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

     11.  Interest  No interest shall accrue on the payroll deductions of a
          --------
Participant in the Plan.

     12.  Stock
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 13,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The Participant will have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

     13.  Administration  The Plan shall be administered by the Board of the
          --------------
Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

          (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

          (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

     14.  Designation of Beneficiary
          --------------------------

          (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option.

          (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative known to the Company, then to such other person as the Company may designate.

     15.  Transferability Neither payroll deductions credited to a Participant's
          ---------------
account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

     16.  Use of Funds  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.  Reports Individual accounts will be maintained for each Participant in
          -------
the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
Sale or Change of Control
-------------------------

          (a)  Changes in Capitalization  Subject to any required action by the
               -------------------------
stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b)  Dissolution or Liquidation  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c)  Merger or Asset Sale  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19.  Amendment or Termination
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or under
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20.  Notices  All notices or other communications by a Participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21.  Conditions Upon Issuance of Shares  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22.  Term of Plan  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under paragraph 19.

Revised 1/99, 9/01, 12/01

                                 (Sample Form)

                                                                       Exhibit A

                        VITESSE SEMICONDUCTOR CORPORATION
                        1991 EMPLOYEE STOCK PURCHASE PLAN

                             Subscription Agreement

1.   I ,__________________________________ , hereby elect to participate in the
     Vitesse Semiconductor Corporation (the "Company") 1991 Employee Stock Purchase Plan (the "Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ______________________ % of my Compensation on each payday (not to exceed 20%) during the Offering Period in accordance with the Purchase Plan (no fractional percentages are permitted).

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I understand that my participation is in all respects subject to the terms of the Purchase Plan.

5. I understand that under the Purchase Plan shares are issued in the name of the Participant or in the name of the Participant and his or her spouse.

6. I understand that if I dispose of any shares received by me pursuant to the Purchase Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for Federal income tax purposes as having received ordinary income in the year of sale equal to the difference between the purchase price of the shares and the fair market value of the shares on the date of exercise (purchase). Any additional gain (or loss) (measured using the fair market value of the shares on the date of exercise (purchase)) is a capital gain (or loss). I agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.

     If I dispose of such shares after the expiration of the two-year holding period, I understand that I will be treated for Federal income tax purposes as having received ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition over the amount paid for the shares or (ii) the excess of the fair market value of the shares on the date of grant (enrollment) over the exercise (purchase) price (determined as if the option were exercised on the date of grant). Any additional gain (or loss) is capital gain (or loss). The applicable capital gain rate will depend on the actual length of my holding period.

Subscription Agreement                                                   Page 2

7. I hereby agree to be bound by the terms of the Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Purchase Plan:

     Name:
                         -------------------------------------------------------

     Relationship:
                         -------------------------------------------------------

     Address:
                         -------------------------------------------------------


     Name:
                         -------------------------------------------------------

     Relationship:
                         -------------------------------------------------------

     Address:
                         -------------------------------------------------------


                         -------------------------------------------------------


                 * * * * * * * * * * * * * * * * * * * * * * *

I understand that this Subscription Agreement shall remain in effect throughout successive Offering Periods unless I terminate it by forwarding a completed
                Notice of Withdrawal to the Finance Department.

                 * * * * * * * * * * * * * * * * * * * * * * *


------------------------------------            --------------------------------
Signature of Employee                           Date


------------------------------------            --------------------------------
Print Name                                      Social Security Number


------------------------------------
Address


------------------------------------


Subscription Agreement

                                  (Sample Form)

                                                                       Exhibit B

                        VITESSE SEMICONDUCTOR CORPORATION
                        1991 EMPLOYEE STOCK PURCHASE PLAN

                              Notice of Withdrawal

     The undersigned Participant in the Vitesse Semiconductor Corporation 1991 Employee Stock Purchase Plan hereby notifies the Company that he/she hereby withdraws from Offering Period ___, which began on __________________. If applicable, Participant hereby directs the Company to pay the undersigned as promptly as practicable all payroll deductions credited to his/her account with respect to such Offering Period. The undersigned understands and agrees that his/her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


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                           Signature


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                           Print Name


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                           Date

Notice of Withdrawal

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